                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2009


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                       0-18392                 35-1782688
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA      47263-1048
                -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
              ------------

         On April 8, 2009, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, announced that Ameriana Bank submitted an application to the Indiana Department of Financial Institutions to convert its charter from an Indiana savings bank to an Indiana commercial bank. Subject to regulatory approval, the Company expects the charter conversion to be completed in mid-2009. For more information, reference is made to the Company's press release dated April 8, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number       Description
              ------       -----------

              99.1         Press release dated April 8, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIANA BANCORP



Dated:  April 8, 2009              By: /s/ Jerome J. Gassen
                                       ---------------------------------------
                                       Jerome J. Gassen
                                       President and Chief Executive Officer